UNITED STATES
                        SECURITIES & EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported): June 28, 2004

                               AEP INDUSTRIES INC.
             (Exact Name of Registrant as Specified in its Charter)

    DELAWARE                        0-14450                      22-1916107
(Jurisdiction of                (Commission File             (I.R.S. Employer
 Incorporation)                     Number)               Identification Number)

             125 Phillips Avenue, South Hackensack, New Jersey 07606
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, Including Area Code: (201) 641-6600

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Item 5. Other Events and Required FD Disclosure.

      On June 28, 2004, William F. Stoll Jr., an independent director of the Registrant who had been designated by Borden Holdings, Inc., resigned from the Board of Directors of the Registrant. The resignation of Mr. Stoll did not in any manner result from a disagreement with the Registrant on any matter relating to the Registrant's operations, policies or practices. The vacancy created by Mr. Stoll's resignation is not being filled at this time.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             AEP INDUSTRIES INC.

July 1, 2004                                 By:    /s/ Paul M. Feeney
                                                 ----------------------------
                                                        Paul M. Feeney
                                                 Executive Vice President and
                                                    Chief Financial Officer